UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 15, 2020

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 14, 2020, Equitrans Midstream Corporation (“ETRN”) issued a press release noting a contract dispute between it and EQT with respect to ETRN’s Hammerhead pipeline and the related gas gathering agreement.

Pursuant to the terms of the gas gathering agreement relating to the Hammerhead pipeline, if the “In-Service Date” does not occur on or before October 1, 2020, EQT may terminate the gas gathering agreement and, at EQT’s option, repurchase the Hammerhead pipeline by delivery of notice to ETRN by October 11, 2020, and the payment of an amount equal to 88% of expenses actually incurred and other obligations made or to be incurred by ETRN. The “In-Service Date” is defined as “the later of (i) the first Day of the Month immediately following the date on which Gatherer is first able to provide the Gathering Services to Shipper in accordance with [the gas gathering] Agreement and (ii) the first Day of the Month immediately following the date on which the Interconnect Facilities connecting the Gathering System to the Mountain Valley Pipeline are first able to receive deliveries of the Contract MDQ.”

While ETRN has asserted that the Hammerhead pipeline was placed in-service effective August 1, 2020, ETRN is unable to provide Gathering Services and the interconnect facilities connecting the Hammerhead pipeline to the Mountain Valley Pipeline are unable to receive deliveries because the Mountain Valley Pipeline is still under construction and not operational, and is not capable of receiving such deliveries. Accordingly, EQT has rejected ETRN’s purported notice of the occurrence of the in-service date pursuant to the gas gathering agreement and continues to reserve all rights and remedies available to EQT under the gas gathering agreement and applicable law.

The information provided in this Item 7.01 shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by EQT pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: September 15, 2020	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President and General Counsel